                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)  June 9, 2006
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                          33-59380                      13-3287757
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(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)

529 Fifth Avenue, New York, New York                                      10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------
                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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*  The Registrant is not subject to the filing requirements of Section 13 or
   15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
   Current Report on Form 8-K.

ITEM 8.01  OTHER EVENTS.

On June 9, 2006, Finlay Enterprises, Inc., the parent of Finlay Fine Jewelry
Corporation ("Finlay Jewelry") issued a press release to announce the financial impact of Belk, Inc. not renewing Finlay Jewelry's license agreement when it expires on January 31, 2007. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.

           EXHIBIT NO.         DESCRIPTION
           99.1                Finlay Enterprises, Inc. press release dated
                               June 9, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FINLAY FINE JEWELRY CORPORATION

Date:  June 9, 2006            By: /s/ Bruce E. Zurlnick
                               -------------------------------------------------
                                   Bruce E. Zurlnick
                                   Senior Vice President, Treasurer and
                                   Chief Financial Officer